Exhibit 1




                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, $0.01 par value per share, of Ralcorp Holdings, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 10th day of December, 2012.


                                           LEVIN CAPITAL STRATEGIES, L.P.

                                           By:/s/ JOHN A. LEVIN
                                           --------------------------
                                                  JOHN A. LEVIN
                                                  Chairman and C.E.O.


                                           LCS, LLC

                                           BY:/s/ JOHN A. LEVIN
                                           ------------------------
                                                  JOHN A. LEVIN
                                                  General Partner


					   LCS EVENT PARTNERS, LLC

                                           BY:/s/ JOHN A. LEVIN
                                           ------------------------
                                                  JOHN A. LEVIN
                                                  General Partner


                       			   LCS L/S, LLC

                      			   BY:/s/ JOHN A. LEVIN
                        		   ------------------------
                              		   	  John A. Levin
                               		   	  General Partner



                                           BY:/s/ JOHN A. LEVIN
                                           --------------------------
                                           	  John A. Levin